Filed pursuant to Rule 497(e)
1933 Act File No. 333-141917
1940 Act File No. 811-22045

WISCONSIN CAPITAL FUNDS, INC.

PLUMB BALANCED FUND
PLUMB EQUITY FUND

(collectively, the “Funds”)

Supplement dated May 19, 2025
to the Prospectus and Statement of Additional Information (“SAI”)
dated August 1, 2024, as supplemented August 29, 2024

1.Based on the recommendation of Wisconsin Capital Management, LLC, the Board of Directors of the Wisconsin Capital Funds, Inc. has approved converting Class A Shares of the Funds to Investor Shares of the Funds.

Effective as of the date of this supplement, Class A Shares will no longer be available for purchase. After the close of business on June 27, 2025 (the “Effective Date”), the Funds will convert Class A Shares into Investor Shares and the Class A Shares will thereafter be abolished. Prior to the conversion, shareholders of Class A Shares may redeem their investments as described in the Funds’ Prospectus. Depending on the tax status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption may be a taxable event resulting in taxable income to the shareholder. Please consult your own tax advisor on this issue.

If shares are not redeemed prior to the Effective Date, each shareholder owning Class A Shares of the Funds will own Investor Shares with an aggregate net asset value equal to the aggregate net asset value of Class A Shares held by such holder immediately prior to the conversion. The conversion will be effected without the imposition of any sales charge or other charge. The conversion is not expected to be considered a taxable event for federal income tax purposes.

2.As of the Effective Date, the mailing address for the Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:

Regular Mail:
The Plumb Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
The Plumb Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

If you have any questions, please call the Funds at 1-866-987-7888 (toll free).
Investors should retain this supplement for future reference.